                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2

SOUTHTRUST CORPORATION
CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

                                                    JUN 30,           Dec 31,             Jun 30,
                                                     2004              2003                2003
                                                     ----              ----                ----
ASSETS
  Cash and due from banks                     $       983,404    $     1,061,502    $     1,185,445
  Short-term investments:
    Federal funds sold                                 13,845            219,177            108,296
    Interest-bearing deposits in other
     banks                                             13,421              6,253              6,355
    Trading securities                                135,891             67,110            148,198
    Loans held for sale                               662,518            532,702          1,267,092
                                              ---------------    ---------------    ---------------
  Total short-term investments                        825,675            825,242          1,529,941
  Available-for-sale securities                    11,201,547         11,425,935         11,216,942
  Held-to-maturity securities                         209,562            231,731            271,291
  Loans                                            36,733,375         35,511,436         34,530,291
  Less:
    Unearned income                                   222,493            231,243            233,183
    Allowance for loan losses                         509,928            501,208            501,068
                                              ---------------    ---------------    ---------------
  Net loans                                        36,000,954         34,778,985         33,796,040
  Premises and equipment, net                         998,418            937,263            922,921
  Goodwill and core deposit intangibles               861,593            799,478            805,944
  Bank owned life insurance                         1,045,062          1,028,501          1,005,347
  Other assets                                        784,153            836,251            974,354
                                              ---------------    ---------------    ---------------
  Total assets                                $    52,910,368    $    51,924,888    $    51,708,225
                                              ===============    ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

  Deposits:
    Interest-bearing                          $    31,146,160    $    29,372,623    $    28,978,343
    Non-interest-bearing                            5,654,014          5,373,974          5,390,392
                                              ---------------    ---------------    ---------------
  Total deposits                                   36,800,174         34,746,597         34,368,735
  Federal funds purchased and securities
   sold under agreements to repurchase              3,891,776          5,777,333          5,105,064
  Other short-term borrowings                         105,466             97,538            287,090
  Federal Home Loan Bank advances                   3,595,990          3,580,817          3,670,881
  Long-term debt                                    3,221,055          2,506,904          2,533,741
  Other liabilities                                   837,308            855,861          1,245,835
                                              ---------------    ---------------    ---------------

  Total liabilities                                48,451,769         47,565,050         47,211,346
  Stockholders' equity:
    Common stock, par value $2.50 a share (1)         904,761            892,460            891,848
    Capital surplus                                   749,447            618,954            616,243
    Retained earnings                               3,619,154          3,399,872          3,181,598
    Accumulated other comprehensive income
     (loss)                                           (45,014)           130,030            263,107
    Treasury stock, at cost (2)                      (769,749)          (681,478)          (455,917)
                                              ---------------    ---------------    ---------------
  Total stockholders' equity                        4,458,599          4,359,838          4,496,879
                                              ---------------    ---------------    ---------------
  Total liabilities and stockholders'
   equity                                     $    52,910,368    $    51,924,888    $    51,708,225
                                              ===============    ===============    ===============

(1)   Common shares authorized                  1,000,000,000      1,000,000,000      1,000,000,000
      Common shares issued                        361,904,127        356,983,844        356,739,011
(2)   Treasury shares of common stock              29,412,434         26,741,266         19,209,455

SOUTHTRUST CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share data)


                                                                     Three Months Ended
                                             -----------------------------------------------------------------
                                                     2004                                      2003
                                             -----------------------   ---------------------------------------
                                              JUN 30        Mar 31       Dec 31        Sept 30        Jun 30
                                              ------        ------       ------        -------        ------
Interest income

     Loans, including fees                 $   425,710   $   415,839   $   423,991   $   419,865   $   437,425
     Available-for-sale securities             134,440       136,949       136,606       131,757       148,502
     Held-to-maturity securities                 3,855         4,092         4,250         4,545         5,084
     Short-term investments                     10,472         8,148         8,370        16,986        15,109
                                           -----------   -----------   -----------   -----------   -----------
Total interest income                          574,477       565,028       573,217       573,153       606,120
                                           -----------   -----------   -----------   -----------   -----------

Interest expense
     Deposits                                   97,943        99,136       101,997       103,413       116,901
     Short-term borrowings                       9,417         9,545        10,610        12,926        15,470
     FHLB advances                              32,031        31,394        32,157        33,824        40,502
     Long-term debt                             15,709        14,995        14,692        15,416        16,491
                                           -----------   -----------   -----------   -----------   -----------
Total interest expense                         155,100       155,070       159,456       165,579       189,364
                                           -----------   -----------   -----------   -----------   -----------
Net interest income                            419,377       409,958       413,761       407,574       416,756
     Provision for loan losses                  29,000        27,522        34,850        30,000        30,300
                                           -----------   -----------   -----------   -----------   -----------
Net interest income after
     provision for loan losses                 390,377       382,436       378,911       377,574       386,456

Non-interest income
     Service charges on deposit accounts        75,648        72,404        76,267        76,172        72,096
     Mortgage banking operations                 9,558         6,649         5,486        19,944        24,329
     Bank card fees                             11,419        11,635        12,145        12,230        12,749
     Debit card fees                            11,588        10,430         9,608         9,948        11,305
     Trust fees                                  8,123         8,210         8,907         8,674         8,630
     Investment fees                            14,022        16,112        14,733        17,010        18,878
     Other fees                                 11,333        11,868        10,405        11,314        10,516
     Securities gains (losses)                   6,399         2,933            62         2,436        (1,379)
     Other                                      94,127        26,133        24,074        19,379        20,563
                                           -----------   -----------   -----------   -----------   -----------
Total non-interest income                      242,217       166,374       161,687       177,107       177,687
                                           -----------   -----------   -----------   -----------   -----------

Non-interest expense

     Salaries and employee benefits            185,513       175,521       165,278       177,037       181,331
     Net occupancy                              28,193        27,178        29,208        26,879        26,730
     Equipment                                  15,264        14,798        15,587        16,156        16,268
     Intangible amortization                     3,129         3,173         3,212         3,254         3,389
     Other                                     117,620        64,684        67,276        71,569        78,648
                                           -----------   -----------   -----------   -----------   -----------
Total non-interest expense                     349,719       285,354       280,561       294,895       306,366
                                           -----------   -----------   -----------   -----------   -----------
Income before income taxes                     282,875       263,456       260,037       259,786       257,777
Income tax expense                              88,135        80,499        79,551        81,211        82,997
                                           -----------   -----------   -----------   -----------   -----------
Net income                                 $   194,740   $   182,957   $   180,486   $   178,575   $   174,780
                                           ===========   ===========   ===========   ===========   ===========
Average shares outstanding -
     basic (in thousands)                      332,037       331,027       332,062       336,184       340,220
Average shares outstanding -
     diluted (in thousands)                    336,450       335,251       336,229       339,875       343,578
Net income per share - basic               $      0.59   $      0.55   $      0.54   $      0.53   $      0.51
Net income per share - diluted                    0.58          0.55          0.54          0.53          0.51
Dividends declared per share                      0.24          0.24          0.21          0.21          0.21

                                                  Six Months Ended
                                             -------------------------
                                                JUN 30         Jun 30
                                                 2004           2003
                                                 ----           ----
Interest income

     Loans, including fees                   $   841,549   $   882,614
     Available-for-sale securities               271,389       297,468
     Held-to-maturity securities                   7,947        11,078
     Short-term investments                       18,620        29,555
                                             -----------   -----------
Total interest income                          1,139,505     1,220,715
                                             -----------   -----------

Interest expense
     Deposits                                    197,079       238,602
     Short-term borrowings                        18,962        32,423
     FHLB advances                                63,425        85,803
     Long-term debt                               30,704        31,913
                                             -----------   -----------
Total interest expense                           310,170       388,741
                                             -----------   -----------
Net interest income                              829,335       831,974
     Provision for loan losses                    56,522        59,700
                                             -----------   -----------
Net interest income after
     provision for loan losses                   772,813       772,274

Non-interest income

     Service charges on deposit accounts         148,052       142,884
     Mortgage banking operations                  16,207        41,495
     Bank card fees                               23,054        23,153
     Debit card fees                              22,018        21,768
     Trust fees                                   16,333        16,053
     Investment fees                              30,134        35,029
     Other fees                                   23,201        21,840
     Securities gains (losses)                     9,332        (2,475)
     Other                                       120,260        41,172
                                             -----------   -----------
Total non-interest income                        408,591       340,919
                                             -----------   -----------

Non-interest expense

     Salaries and employee benefits              361,034       361,792
     Net occupancy                                55,371        52,716
     Equipment                                    30,062        32,203
     Intangible amortization                       6,302         6,777
     Other                                       182,304       150,906
                                             -----------   -----------
Total non-interest expense                       635,073       604,394
                                             -----------   -----------
Income before income taxes                       546,331       508,799
Income tax expense                               168,634       162,674
                                             -----------   -----------
Net income                                   $   377,697   $   346,125
                                             ===========   ===========
Average shares outstanding -
     basic (in thousands)                        331,532       342,853
Average shares outstanding -
     diluted (in thousands)                      335,851       347,017
Net income per share - basic                 $      1.14   $      1.01
Net income per share - diluted                      1.12          1.00
Dividends declared per share                        0.48          0.42

SOUTHTRUST CORPORATION
AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable equivalent basis)

                                                                                Quarters Ended
                                          ------------------------------------------------------------------------------------------
                                                   JUNE 30, 2004                 March 31, 2004              December 31, 2003
                                          -----------------------------  -----------------------------  ----------------------------
                                                                 (2)                             (2)                           (2)
                                           AVERAGE              YIELD/    Average               Yield/   Average              Yield/
                                           BALANCE   INTEREST    RATE     Balance   Interest     Rate    Balance   Interest    Rate
                                          -----------------------------  -----------------------------  ----------------------------
ASSETS
   Loans, net of unearned income          $36,326.4  $  426.2    4.72%   $35,553.4  $  416.3     4.71%  $35,090.0  $  424.4    4.80%
   Available-for-sale securities (1):
     Taxable                               10,575.2     130.4    4.95     10,840.2     133.0     5.04    10,755.5     132.6    4.95
     Non-taxable                              354.6       6.2    7.40        352.9       6.1     7.49       357.9       6.2    7.36
   Held-to-maturity securities:
     Taxable                                  194.9       3.5    7.23        204.3       3.7     7.30       214.0       3.9    7.16
     Non-taxable                               20.4       0.5   10.56         22.6       0.6    10.46        23.0       0.6   10.25
   Short-term investments                     971.2      10.5    4.34        691.5       8.2     4.74       799.7       8.4    4.15
                                          ---------------------------    ----------------------------   ---------------------------
   Total interest-earning assets (1)       48,442.7  $  577.3    4.79     47,664.9  $  567.9     4.82    47,240.1  $  576.1    4.85
   Allowance for loan losses                 (508.1)                        (502.3)                        (507.6)
   Other assets                             4,715.4                        4,571.5                        4,683.7
                                          ---------------------------    ----------------------------   ---------------------------
   Total assets                           $52,650.0                      $51,734.1                      $51,416.2
                                          ===========================    ============================   ===========================
LIABILITIES AND STOCKHOLDERS' EQUITY
   Savings deposits                       $ 2,493.3  $    3.4    0.55%   $ 2,386.7  $    3.6     0.60%  $ 2,374.5  $    3.7    0.62%
   Interest-bearing demand deposits         4,951.4       7.1    0.57      4,942.5       7.8     0.64     4,775.8       7.9    0.65
   Time deposits                           23,857.4      87.5    1.47     23,482.5      87.8     1.50    23,240.2      90.4    1.54
   Short-term borrowings                    4,113.9       9.4    0.92      4,237.0       9.5     0.91     4,584.2      10.6    0.92
   Federal Home Loan Bank advances          3,717.2      32.0    3.47      3,624.7      31.4     3.48     3,591.1      32.2    3.55
   Long-term debt                           2,888.4      15.7    2.19      2,646.2      15.0     2.28     2,521.5      14.7    2.31
                                          ---------------------------    ----------------------------   ---------------------------
   Total interest-bearing liabilities      42,021.6     155.1    1.48     41,319.6     155.1     1.51    41,087.3     159.5    1.54
   Non-interest-bearing demand deposits     5,303.7                        5,046.3                        5,078.7
   Other liabilities                          911.7                          929.8                          933.1
                                          ---------------------------    ----------------------------   ---------------------------
   Total liabilities                       48,237.0                       47,295.7                       47,099.1
   Stockholders' Equity                     4,413.0                        4,438.4                        4,317.1
                                          ---------------------------    ----------------------------   ---------------------------
   Total liabilities and stockholders'
     equity                               $52,650.0                      $51,734.1                      $51,416.2
                                          ===========================    ============================   ===========================
Net interest income                                  $  422.2                       $  412.8                       $  416.6
                                          ===========================    ============================   ===========================
Net interest margin (1)                                          3.51%                           3.50%                         3.51%
                                          ===========================    ============================   ===========================
Net interest spread (1)                                          3.31%                           3.31%                         3.31%
                                          ===========================    ============================   ===========================


                                                                  Quarters Ended
                                          ------------------------------------------------------------
                                                 September 30, 2003                 June 30, 2003
                                          -----------------------------  -----------------------------
                                                                 (2)                             (2)
                                           Average             Yield/    Average               Yield/
                                           Balance   Interest    Rate     Balance   Interest     Rate
                                          -----------------------------  -----------------------------
ASSETS
   Loans, net of unearned income          $34,202.8  $  420.3    4.88%   $34,405.1  $  437.8     5.10%
   Available-for-sale securities (1):
     Taxable                                9,982.6     127.6    5.16     10,771.8     144.8     5.57
     Non-taxable                              365.0       6.4    7.39        383.4       6.1     6.89
   Held-to-maturity securities:
     Taxable                                  231.7       4.1    7.10        255.6       4.9     7.65
     Non-taxable                               23.9       0.6   10.15         30.9       0.4     5.55
   Short-term investments                   1,507.7      17.0    4.47      1,269.2      15.1     4.77
                                          ---------------------------    ----------------------------
   Total interest-earning assets (1)       46,313.7  $  576.0    4.95     47,116.0  $  609.1     5.23
   Allowance for loan losses                 (508.0)                        (502.6)
   Other assets                             4,673.9                        4,728.7
                                          ---------------------------    ----------------------------
   Total assets                           $50,479.6                      $51,342.1
                                          ===========================    ============================
LIABILITIES AND STOCKHOLDERS' EQUITY
   Savings deposits                       $ 2,355.1  $    3.7    0.62%   $ 2,333.9  $    4.1     0.70%
   Interest-bearing demand deposits         4,488.0       7.3    0.65      4,486.2       8.5     0.76
   Time deposits                           21,809.1      92.4    1.68     22,299.1     104.3     1.88
   Short-term borrowings                    5,411.8      12.9    0.95      5,212.0      15.5     1.19
   Federal Home Loan Bank advances          3,644.2      33.8    3.68      4,089.0      40.5     3.97
   Long-term debt                           2,530.3      15.4    2.42      2,470.6      16.5     2.68
                                          ---------------------------    ----------------------------
   Total interest-bearing liabilities      40,238.5     165.5    1.63     40,890.8     189.4     1.86
   Non-interest-bearing demand deposits     4,825.4                        4,761.0
   Other liabilities                        1,057.5                        1,177.3
                                          ---------------------------    ----------------------------
   Total liabilities                       46,121.4                       46,829.1
   Stockholders' Equity                     4,358.2                        4,513.0
                                          ---------------------------    ----------------------------
   Total liabilities and stockholders'
     equity                               $50,479.6                      $51,342.1
                                          ===========================    ============================
Net interest income                                  $  410.5                       $  419.7
                                          ===========================    ============================
Net interest margin (1)                                          3.53%                           3.60%
                                          ===========================    ============================
Net interest spread (1)                                          3.32%                           3.37%
                                          ===========================    ============================

(1) Yields were calculated using the average amortized cost of the underlying assets.

(2) All yields and rates are presented on an annualized basis.

SOUTHTRUST CORPORATION
LOAN PORTFOLIO
(Dollars in millions)

                                                                                      Quarters Ended
                                                        -------------------------------------------------------------------------
                                                                  2004                                    2003
                                                        -------------------------       -----------------------------------------
                                                          JUN 30          Mar 31          Dec 31         Sept 30         Jun 30
                                                        ---------       ---------       ---------       ---------       ---------
Commercial, financial and agricultural                  $13,538.4       $13,299.9       $13,080.1       $12,585.1       $12,636.8
Real estate construction                                  5,629.4         5,659.3         5,347.0         5,667.6         5,353.7
Commercial real estate mortgage                           6,972.6         7,114.2         7,326.3         7,425.1         7,253.8
Residential real estate mortgage                          3,682.5         3,087.8         2,923.6         2,771.9         2,751.4
Revolving open-ended real estate                          4,234.3         3,929.2         3,757.4         3,564.9         3,427.2
Loans to individuals                                      1,230.4         1,190.7         1,313.5         1,359.2         1,414.2
Credit cards and related plans                                3.3           324.6           323.5           324.7           310.0
Lease financing:
   Commercial leases                                        714.5           722.2           680.5           664.5           654.6
   Auto leases                                              728.0           794.0           759.5           722.0           728.6
                                                        ---------       ---------       ---------       ---------       ---------
                                                         36,733.4        36,121.9        35,511.4        35,085.0        34,530.3
Unearned income                                            (222.5)         (229.8)         (231.2)         (228.3)         (233.2)
                                                        ---------       ---------       ---------       ---------       ---------
   Loans, net of unearned income                         36,510.9        35,892.1        35,280.2        34,856.7        34,297.1

Allowance for loan losses                                  (509.9)         (501.2)         (501.2)         (501.2)         (501.1)
                                                        ---------       ---------       ---------       ---------       ---------
   Net loans                                            $36,001.0       $35,390.9       $34,779.0       $34,355.5       $33,796.0
                                                        =========       =========       =========       =========       =========
PERCENT MIX OF LOANS
     Commercial, financial and agricultural                  36.9%           36.8%           36.9%           35.9%           36.6%
     Real estate construction                                15.3            15.7            15.1            16.1            15.5
     Commercial real estate mortgage                         19.0            19.7            20.6            21.2            21.0
     Residential real estate mortgage                        10.0             8.5             8.2             7.9             8.0
     Revolving open-ended real estate                        11.5            10.9            10.6            10.2             9.9
     Loans to individuals                                     3.3             3.3             3.7             3.9             4.1
     Credit cards and related plans                             -             0.9             0.9             0.9             0.9
     Lease financing:
       Commercial leases                                      2.0             2.0             1.9             1.9             1.9
       Auto leases                                            2.0             2.2             2.1             2.0             2.1
                                                        ---------       ---------       ---------       ---------       ---------
     Total                                                  100.0%          100.0%          100.0%          100.0%          100.0%

ALLOWANCE FOR LOAN LOSSES
(Dollars in millions)

                                                                                      Quarters Ended
                                                        -------------------------------------------------------------------------
                                                              2004                                          2003
                                                        -------------------------       -----------------------------------------
                                                          JUN 30          Mar 31         Dec 31          Sept 30         Jun 30
                                                        ---------       ---------       ---------       ---------       ---------
Balance beginning of quarter                            $ 501,215       $ 501,208       $ 501,180        $501,068        $499,452
Loans charged-off:
  Commercial, financial and agricultural                   16,622          12,783          22,164          15,984          16,374
  Real estate construction                                      1               4               -              53              22
  Commercial real estate mortgage                           2,671           3,576           1,536             420           1,305
  Residential real estate mortgage                            855           1,114           1,131           1,739           2,242
  Revolving open-ended real estate                          1,543             728             401           1,176             587
  Loans to individuals                                      5,005           6,295           6,065           5,387           6,402
  Credit cards and related plans                            6,056           6,311           6,328           6,509           6,335
  Lease financing:
       Commercial leases                                        2              44             133           2,647              33
       Auto leases                                            367             571             631             463             688
                                                        ---------       ---------       ---------       ---------       ---------
                 Total charge-offs                         33,122          31,426          38,389          34,378          33,988
                                                        ---------       ---------       ---------       ---------       ---------
Recoveries of loans previously charged-off:
  Commercial, financial and agricultural                    2,097           1,740           1,332           2,441           1,127
  Real estate construction                                      3               1               2               1               1
  Commercial real estate mortgage                              78              53               9              11              27
  Residential real estate mortgage                            416             280             252             176              46
  Revolving open-ended real estate                             69              52             121              79             108
  Loans to individuals                                      1,015             899           1,069             984           1,668
  Credit cards and related plans                              910             860             715             730             744
  Lease financing:
       Commercial leases                                        2               -              28              44               -
       Auto leases                                             59              26              39              24              43
                                                        ---------       ---------       ---------       ---------       ---------
                 Total recoveries                           4,649           3,911           3,567           4,490           3,764
                                                        ---------       ---------       ---------       ---------       ---------
  Net loans charged-off                                    28,473          27,515          34,822          29,888          30,224
Additions to allowance charged to expense                  29,000          27,522          34,850          30,000          30,300
Subsidiaries' allowance at date of purchase                 8,186               -               -               -           1,540
                                                        ---------       ---------       ---------       ---------       ---------
Balance at end of quarter                               $ 509,928       $ 501,215       $ 501,208        $501,180        $501,068
                                                        =========       =========       =========       =========       =========
Ratios:
  Allowance to net loans outstanding                         1.40%           1.40%           1.42%           1.44%           1.46%
  Net loans charged-off to net average loans                 0.32            0.31            0.39            0.35            0.35
  Provision for loan losses to net charge-offs             101.85          100.03          100.08          100.37          100.25
  Provision for loan losses to net average loans             0.32            0.31            0.39            0.35            0.35

SOUTHTRUST CORPORATION
NON-PERFORMING ASSETS
(Dollars in millions)


                                                                   Quarters Ended
                                               ---------------------------------------------------------
                                                       2004                          2003
                                               --------------------    ---------------------------------
                                                JUN 30      Mar 31      Dec 31     Sept 30      Jun 30
                                               --------    --------    --------    --------    ---------
Non-accrual loans                              $  166.1    $  173.7    $  177.5    $  189.8    $   194.2
Restructured loans
                                               --------    --------    --------    --------    ---------
   Total non-performing loans                     166.1       173.7       177.5       189.8        194.2
Other real estate owned                            32.0        45.5        44.8        42.2         45.6
Other repossessed assets                            1.7         1.9         1.8         1.0          1.4
                                               --------    --------    --------    --------    ---------
   Total non-performing assets                    199.8       221.1       224.1       233.0        241.2
Accruing loans past due 90 days or more            70.8        67.7        62.9        91.1         82.1
                                               --------    --------    --------    --------    ---------
   Total non-performing assets and accruing
     loans 90 days or more past due            $  270.6    $  288.8    $  287.0    $  324.1    $   323.3
                                               ========    ========    ========    ========    =========
Ratios:
     Non-performing loans to total loans           0.45%       0.48%       0.50%       0.54%        0.57%
     Non-performing assets to total loans
       plus other non-performing assets            0.55        0.62        0.63        0.67         0.70
     Non-performing assets and accruing loans
       90 days or more past due to total loans
       plus other non-performing assets            0.74        0.80        0.81        0.93         0.94
     Allowance to non-performing loans           307.09      288.61      282.40      264.08       257.98

STOCKHOLDERS' EQUITY AND REGULATORY CAPITAL
(Dollars in thousands)


                                                                                     Quarters Ended
                                                       ---------------------------------------------------------------------------
                                                                  2004                                    2003
                                                       ---------------------------     -------------------------------------------
                                                         JUN 30          Mar 31          Dec 31          Sept 30         Jun 30
                                                       -----------     -----------     -----------     -----------     -----------
Beginning stockholders' equity                         $ 4,497,236     $ 4,359,838     $ 4,380,993     $ 4,496,879     $ 4,523,066
   Net income                                              194,740         182,957         180,486         178,575         174,780
   Dividends declared                                      (79,157)        (79,258)        (69,974)        (70,812)        (71,495)
   Common stock issued                                     127,390          15,404           1,996           1,327           2,816
   Common stock repurchased                                (40,846)        (47,425)        (98,337)       (127,225)       (124,967)
   Other comprehensive income                             (240,764)         65,720         (35,326)        (97,751)         (7,321)
                                                       -----------     -----------     -----------     -----------     -----------
Ending stockholders' equity                            $ 4,458,599     $ 4,497,236     $ 4,359,838     $ 4,380,993     $ 4,496,879
                                                       ===========     ===========     ===========     ===========     ===========
Accumulated other comprehensive income                 ($   45,014)    $   195,750     $   130,030     $   165,356     $   263,107
Book value per share                                         13.41           13.64           13.20           13.15           13.32
Tier 1 Capital ratio *                                        8.12%           7.83%           7.77%           7.79%           7.88%
Supplemental elements *                                       3.78            2.87            2.91            3.02            3.17
Total risk based capital ratio *                             11.90           10.70           10.68           10.81           11.05
Leverage ratio                                                7.03            6.88            6.78            6.87            6.78
Total equity as a percentage of total assets                  8.43            8.54            8.40            8.50            8.70

* Note- Current quarter capital ratios are estimates